Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this August 15, 2006.

/s/ Kevin R. Brine
Kevin R. Brine
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this August 15, 2006.

/s/ Lawrence E. Daurelle
Lawrence E. Daurelle
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this August 15, 2006.

/s/ Edward A. Fox
Edward A. Fox
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this August 15, 2006.

/s/ Stephen A. Hirsh
Stephen A. Hirsh
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this August 15, 2006.

/s/ Harold F. Ilg
Harold F. Ilg
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this August 15, 2006.

/s/ James M. Litvack
James M. Litvack
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this August 15, 2006.

/s/ James N. Meehan
James N. Meehan
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this August 15, 2006.

/s/ Philip R. O’Connor
Philip R. O’Connor
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this August 15, 2006.

/s/ Donald A. Sherman
Donald A. Sherman
President, Chief Operating Officer and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this August 15, 2006.

/s/ Robert F. Wright
Robert F. Wright
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this August 15, 2006.

/s/ Thomas W. Burghart
Thomas W. Burghart
Vice President and Treasurer (Principal Accounting and Financial Officer)